UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 22, 2024
Date of Report (Date of earliest event reported)

Everi Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32622	20-0723270
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7250 S. Tenaya Way, Suite 100, Las Vegas, Nevada 89113
(Address of principal executive offices) (Zip Code)

(800) 833-7110
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	EVRI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 26, 2024, the Board of Directors (the “Board”) of Everi Holdings Inc. (the “Company”) unanimously adopted and approved an amendment and restatement of the Everi Holdings Inc. Amended and Restated 2014 Equity Incentive Plan to increase the share reserve by an additional 3,590,000 shares (the “Amended and Restated 2014 Plan”), subject to stockholder approval. The Company’s stockholders approved the Amended and Restated 2014 Plan at the 2024 Annual Meeting of Stockholders held on May 22, 2024 (the “2024 Annual Meeting”).
The foregoing descriptions of the terms of the Amended and Restated 2014 Plan are qualified in their entirety by reference to the actual terms of the Amended and Restated 2014 Plan, which are attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the 2024 Annual Meeting, stockholders voted on the proposals identified herein, which were previously disclosed in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 19, 2024 (the “2024 Proxy Statement”).
1. Election of three Class I director nominees named in the 2024 Proxy Statement to serve until the Company’s 2027 annual meeting of stockholders.
The stockholders voted to re-elect Atul Bali, Paul W. Finch, Jr. and Randy L. Taylor as Class I directors to the Board for a term expiring at the 2027 annual meeting of stockholders, and to hold office until the designated annual meeting or until their successors are elected and qualified, or until their earlier resignation. The table below indicates the voting results:

	For	Withheld	Broker Non-Votes
Atul Bali	60,795,180	3,637,541	10,284,106
Paul W. Finch, Jr.	62,513,522	1,919,199	10,284,106
Randy L. Taylor	63,274,463	1,158,258	10,284,106
2. Approval, on an advisory non-binding basis, of the compensation of the Company’s named executive officers as shown in the 2024 Proxy Statement.
The stockholders voted to approve, on an advisory non-binding basis, the compensation of the Company’s named executive officers. The table below indicates the voting results:

For	Against	Abstain	Broker Non-Votes
62,713,586	1,677,333	41,802	10,284,106
3. Approval of the Amended and Restated 2014 Plan.
The stockholders voted to approve the Amended and Restated 2014 Plan. The table below indicates the voting results:

For	Against	Abstain	Broker Non-Votes
56,589,788	7,810,017	32,916	10,284,106
4. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
The stockholders voted to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The table below indicates the voting results:

For	Against	Abstain
74,396,575	283,249	37,003

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
*10.1	Everi Holdings Inc. Amended and Restated 2014 Equity Incentive Plan.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

*Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVERI HOLDINGS INC.

Date: May 23, 2024	By:	/s/ Todd A. Valli
Todd A. Valli, Senior Vice President, Corporate Finance & Tax and Chief Accounting Officer